Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Charles Murphy, CFA

Head of Investor Relations

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 624-5913

charles.murphy@exlservice.com

EXL REPORTS 2012 FOURTH QUARTER AND FULL YEAR RESULTS AND PROVIDES GUIDANCE FOR CALENDAR YEAR 2013

2012 Fourth Quarter Revenues of $117.7 million and Adjusted Diluted Earnings Per Share (EPS) of $0.44

2012 Revenues of $442.9 million and Adjusted Diluted EPS of $1.58

2013 Revenue Guidance of $495.0 million to $505.0 million

2013 Adjusted EPS Guidance of $1.77 to $1.85

New York, NY – March 1, 2013 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the fourth quarter of 2012 and the year ended December 31, 2012.

Rohit Kapoor, Vice Chairman and CEO, commented: “2012 was a year of strong growth and continued investment at EXL. Revenues grew 23% year-over-year, or 27% on a constant currency basis. We drove this growth through robust expansion with our existing clients, record new client wins, and acquisitions. We added forty one new clients, including seventeen in analytics, where we have built a leading presence serving retail banks, as well as six in finance and accounting.

Along with strong growth, in 2012 we made substantial investments in our company. We added several key executives to our senior leadership team. We made significant investments to develop in-house domain expertise by launching the EXL Center for Talent in India and our Healthcare Academy in the Philippines. Finally, we acquired Landacorp, providing us a differentiated care management platform to enhance our capabilities in healthcare. These investments ensure we are well positioned to capture the substantial growth opportunities in our selected markets, and that we continue to generate sustainable long-term value to shareholders.”

Vishal Chhibbar, CFO, commented: “In the fourth quarter, EXL achieved revenues of $117.7 million, up 15% year-over-year, driven by 12% growth in outsourcing and 27% growth in transformation services. On a constant currency basis, revenues grew 16% year-over-year. In the fourth quarter we delivered adjusted diluted earnings per share of $0.44, up 21% year-over-year and 6% quarter-over-quarter. This year-over-year growth in adjusted earnings per share was driven by strong revenue growth and operating leverage.

For 2013, based on current visibility and an Indian rupee to U.S. dollar exchange rate of 54, we are providing revenues guidance of $495 million to $505 million, representing annual growth of 12% to 14%. For 2013, we expect to achieve adjusted diluted EPS of $1.77 to $1.85.”

Financial Highlights – Fourth Quarter 2012 and Year Ended December 31, 2012

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

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Revenues for the year ended December 31, 2012 increased 22.9% to $442.9 million compared to $360.5 million for the year ended December 31, 2011. Revenues for the quarter ended December 31, 2012 were $117.7 million compared to $102.6 million for the quarter ended December 31, 2011 and $112.6 million for the quarter ended September 30, 2012. Outsourcing services revenues for the year ended December 31, 2012 were $366.8 million, up 24.6% compared to $294.4 million for the year ended December 31, 2011. Transformation services revenues for the year ended December 31, 2012 were $76.2 million, up 15.1% compared to $66.2 million in the year ended December 31, 2011.

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Gross margin for the year ended December 31, 2012 was 38.6% compared to 39.0% for the year ended December 31, 2011. Gross margin for the quarter ended December 31, 2012 was 40.1% compared to 39.5% for the quarter ended December 31, 2011. Outsourcing services gross margin for the year ended December 31, 2012 was 39.2% compared to 39.4% for the year ended December 31, 2011. Outsourcing services gross margin for the quarter ended December 31, 2012 was 41.5% compared to 39.5% for the quarter ended December 31, 2011. Transformation services gross margin for the year ended December 31, 2012 was 35.6% compared to 37.0% for the year ended December 31, 2011. Transformation services gross margin for the quarter ended December 31, 2012 was 33.6% compared to 39.6% for the quarter ended December 31, 2011.

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Operating margin for the year ended December 31, 2012 was 12.9% compared to 11.5% for the year ended December 31, 2011. Operating margin for the quarter ended December 31, 2012 was 13.2% compared to 12.4% for the quarter ended December 31, 2011. Adjusted operating margin for the year ended December 31, 2012 was 16.3% compared to 15.3% for the year ended December 31, 2011. Adjusted operating margin for the quarter ended December 31, 2012 was 16.3% compared to 15.9% for the quarter ended December 31, 2011.

•

Net income for the year ended December 31, 2012 was $41.8 million compared to $34.8 million for the year ended December 31, 2011. Net income for the quarter ended December 31, 2012 was $12.2 million compared to $9.6 million for the quarter ended December 31, 2011. Adjusted EBITDA for the year ended December 31, 2012 was $92.3 million compared to $73.8 million for the year ended December 31, 2011. Adjusted EBITDA for the quarter ended December 31, 2012 was $24.5 million compared to $21.5 million for the quarter ended December 31, 2011.

•

Diluted earnings per share for the year ended December 31, 2012 were $1.26 compared to $1.10 for the year ended December 31, 2011. Diluted earnings per share for the quarter ended December 31, 2012 were $0.36 compared to $0.29 for the quarter ended December 31, 2011. Adjusted diluted earnings per share for the year ended December 31, 2012 were $1.58 compared to $1.39 for the year ended December 31, 2011. Adjusted diluted earnings per share for the quarter ended December 31, 2012 were $0.44 compared to $0.37 for the quarter ended December 31, 2011.

Business Highlights

•	Won ten new clients during the quarter, including five outsourcing clients and five transformation clients. EXL won forty one new clients in 2012, versus seventeen in 2011.

•	Expanded multiple outsourcing services relationships, including migrating 49 new processes in the fourth quarter of 2012.

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Recognized as a “Leader” by Everest Group in its market report, “A PEAK into the Leaders, Major Contenders, and Emerging Players of Insurance BPO,” as well as the largest provider of business process outsourcing services to the U.S. insurance industry.

•	Launched a strategic alliance with the Indian Institute of Management, Lucknow to offer a co-branded business management certification program in operational excellence and consulting.

•	Appointed Leo Curran as Senior Vice President, Head of UK and Europe, and Anup Kumar as Senior Vice President, Head of Product Development and Operations Consulting.

•	Grew headcount as of December 31, 2012 to 21,049, compared to 18,884 as of December 31, 2011 and 20,095 as of September 30, 2012.

•	Employee attrition for the quarter ended December 31, 2012 was 30.4%, compared with 28.5% for the quarter ended September 30, 2012. Employee attrition for the year ended December 31, 2012 was 29.3%.

•	Partnered with BlackLine Systems to provide cloud-based financial close solutions.

2013 Outlook

Based on current visibility and an Indian rupee to U.S. dollar exchange rate of 54, the Company is providing the following guidance for calendar year 2013:

•	Revenues of $495 million to $505 million.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.77 to $1.85.

Conference Call and Investor Day

EXL will host a conference call on Friday, March 1, 2013 at 8:00 a.m. (ET) to discuss the Company’s quarterly and annual results and discuss the Company’s operating performance and financial outlook. From 10:00 a.m. (ET) until approximately 12:30 p.m. (ET), EXL will host an investor day at the Nasdaq MarketSite in New York, NY to review the company’s strategy, achievements and growth outlook. The earnings conference call and investor day presentation will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where the accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the calls and investor day presentations to register, download and install any necessary audio software.

To listen to the conference call or investor day presentations via phone, please dial 1-877-303-6384 or 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcasts, a replay will be available on the EXL website (ir.exlservice.com).

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, healthcare, utilities, banking and financial services, transportation and logistics and travel sectors. EXL’s outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except share and per share amounts)

	(Audited) Year ended December 31,		(Unaudited) Three months ended December 31,
	2012	2011	2012	2011
Revenues	$442,930	$360,541	$117,653	$102,580
Cost of revenues (exclusive of depreciation and amortization)	271,876	219,987	70,509	62,015

Gross profit	171,054	140,554	47,144	40,565

Operating expenses:
General and administrative expenses	57,192	50,660	16,210	14,545
Selling and marketing expenses	31,007	25,582	8,505	6,689
Depreciation and amortization	25,623	22,994	6,891	6,589

Total operating expenses	113,822	99,236	31,606	27,823

Income from operations	57,232	41,318	15,538	12,742
Other income/(expense) :
Foreign exchange (loss)/gain	(2,509)	3,373	(142)	(573)
Interest and other income, net	1,997	1,957	676	613

Income before income taxes	56,720	46,648	16,072	12,782
Income tax provision	14,884	11,868	3,909	3,229

Net income	$41,836	$34,780	$12,163	$9,553

Earnings per share:
Basic	$1.31	$1.15	$0.38	$0.31
Diluted	$1.26	$1.10	$0.36	$0.29
Weighted-average number of shares used in computing earnings per share:
Basic	31,968,386	30,264,805	32,297,414	31,266,183
Diluted	33,171,105	31,546,144	33,514,446	32,623,251

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(Audited)

(In thousands, except share and per share amounts)

	December 31,	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$103,037	$82,393
Short-term investments	6,137	7,869
Restricted cash	573	934
Accounts receivable, net	73,729	55,672
Prepaid expenses	5,353	4,503
Deferred tax assets, net	7,460	6,228
Advance income tax, net	4,581	3,379
Other current assets	7,065	5,863

Total current assets	207,935	166,841

Fixed assets, net	40,239	42,320
Restricted cash	3,752	3,387
Deferred tax assets, net	13,139	16,495
Intangible assets, net	43,522	36,313
Goodwill	106,671	92,287
Other assets	20,596	19,768

Total assets	$435,854	$377,411

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,604	$4,333
Deferred revenue	7,922	7,772
Accrued employee cost	29,393	27,444
Accrued expenses and other current liabilities	31,737	30,956
Current portion of capital lease obligations	1,685	1,729

Total current liabilities	74,341	72,234

Capital lease obligations, less current portion	2,679	4,244
Non-current liabilities	14,317	22,458

Total liabilities	91,337	98,936

Commitments and contingencies
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 32,540,082 shares issued and 32,203,820 shares outstanding as of December 31, 2012 and 31,496,461 shares issued and 31,173,064 shares outstanding as of December 31, 2011	33	31
Additional paid-in-capital	195,248	173,926
Retained earnings	188,882	147,046
Accumulated other comprehensive loss	(36,647)	(39,858)

Total stockholders’ equity including shares held in treasury	347,516	281,145

Less: 336,262 shares as of December 31, 2012 and 323,397 shares as of December 31, 2011, held in treasury, at cost	(3,024)	(2,693)

ExlService Holdings, Inc. stockholders’ equity	344,492	278,452
Non-controlling interest	25	23

Total stockholders’ equity	344,517	278,475

Total liabilities and stockholders’ equity	$435,854	$377,411

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. The Company believes that providing these adjusted measures may help investors better understand the Company’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. The Company believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of its ability to generate cash flow.

Additionally, the Company provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because the Company believes that it provides useful incremental information to investors regarding the Company’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the year ended December 31, 2012 and December 31, 2011 and for the three months ended December 31, 2012, December 31, 2011 and September 30, 2012:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Year Ended December 31,		Three Months Ended December 31,		Three Months Ended September 30,
	2012	2011	2012	2011	2012
Net income (GAAP)	$41,836	$34,780	$12,163	$9,553	$11,703
add: Income tax provision and other income (expense)	15,396	6,538	3,375	3,189	5,167

Income from operations (GAAP)	$57,232	$41,318	$15,538	$12,742	$16,870
add: Stock-based compensation expense (a)	9,416	9,462	2,087	2,175	1,871
add: Amortization of acquisition-related intangibles (b)	5,638	4,329	1,555	1,385	1,324

Adjusted operating income (Non-GAAP)	$72,286	$55,109	$19,180	$16,302	$20,065

Adjusted operating income margin %	16.3%	15.3%	16.3%	15.9%	17.8%
add: Depreciation	19,985	18,665	5,336	5,204	5,009

Adjusted EBITDA (Non-GAAP)	$92,271	$73,774	$24,516	$21,506	$25,074

Adjusted EBITDA margin %	20.8%	20.5%	20.8%	21.0%	22.3%

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Year Ended December 31,		Three Months Ended December 31,		Three Months Ended September 30,
	2012	2011	2012	2011	2012
Net income (GAAP)	$41,836	$34,780	$12,163	$9,553	$11,703
add: Stock-based compensation expense (a)	9,416	9,462	2,087	2,175	1,871
add: Amortization of acquisition-related intangibles (b)	5,638	4,329	1,555	1,385	1,324
subtract: Tax impact on stock-based compensation expense	(3,601)	(3,897)	(687)	(974)	(753)
subtract: Tax impact on amortization of acquisition-related intangibles	(774)	(785)	(218)	(187)	(179)

Adjusted net income	$52,515	$43,889	$14,900	$11,952	$13,966

Adjusted diluted earnings per share	$1.58	$1.39	$0.44	$0.37	$0.42

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.